 ______________________________________________________________________________


   As filed with the Securities and Exchange Commission on December 20, 2000.

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      December 20, 2000 (October 10, 2000)
                Date of Report (Date of earliest event reported)


                          KENT ELECTRONICS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


          TEXAS                       0-14643                 74-1763541
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                    Identification No.)


         1111 GILLINGHAM LANE
          SUGAR LAND, TEXAS                               77478
(Address of Principal Executive Offices)                (Zip Code)

                                 (281) 243-4000
                        (Registrant's telephone number,
                              including area code)


 ______________________________________________________________________________

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.    Financial Statements and Exhibits.

     (b) This form 8-K/A is being filed to include the pro forma financial information omitted from the current report on Form 8-K filed on October 10, 2000.

                 KENT ELECTRONICS CORPORATION AND SUBSIDIARIES
                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The Company's historical consolidated financial statements as of and for the twenty-six weeks ended September 30, 2000 reflect the Company's investment in K*TEC as a discontinued operation.

     The following unaudited pro forma consolidated statements of earnings set forth the results of continuing operations of the Company for the fiscal year ended April 1, 2000, and the twenty-six weeks ended September 30, 2000, as if the sale of K*TEC had occurred at the beginning of the respective periods presented. The following unaudited pro forma consolidated balance sheet sets forth the financial position of the Company as if the sale of K*TEC had occurred on September 30, 2000.

     The pro forma information is based upon the historical consolidated financial statements of the Company and all material adjustments necessary to the historical financial statements to reflect the sale of K*TEC. However, interest income was not adjusted to reflect the impact of proceeds, including notes receivable, from the transaction. Additionally, corporate and shared general and administrative costs of the Company were not allocated to K*TEC.

     The pro forma financial information is not necessarily indicative of the results that actually would have occurred had the sale of K*TEC been in effect on the dates and for the periods indicated or that may be obtained in the future. The pro forma financial information should be read in connection with the financial statements included in the Company's Form 10-K for the fiscal year ended April 1, 2000 and in the Company's Form 10-Q for the fiscal quarter ended September 30, 2000.

                 KENT ELECTRONICS CORPORATION AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)

                                                                 September 30, 2000
                                                      ----------------------------------------
                                                                      Pro Forma
                                                      Historical    Adjustments1    Pro Forma
                                                      -----------   -------------   ----------
ASSETS
CURRENT ASSETS
 Cash and cash equivalents                              $ 74,162       $ 175,000     $249,162
 Accounts receivable, net                                180,909             ---      180,909
 Inventories                                             118,048             ---      118,048
 Net assets of discontinued operations                   195,164        (195,164)         ---
 Other                                                     8,792          68,164       76,956
                                                        --------       ---------     --------
      Total current assets                               577,075          48,000      625,075
PROPERTY AND EQUIPMENT, NET                               53,097             ---       53,097
OTHER ASSETS                                              16,344             ---       16,344
COST IN EXCESS OF NET ASSETS ACQUIRED,
 Less accumulated amortization of $6,568
   at September 30                                       101,772             ---      101,772
                                                        --------       ---------     --------
      Total assets                                      $748,288       $  48,000     $796,288
                                                        ========       =========     ========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable                                      $ 98,842       $     ---     $ 98,842
  Other accrued liabilities                               41,505          18,000       59,505
  Income taxes                                             4,323          12,000       16,323
  Current maturities of long-term debt                     4,000             ---        4,000
                                                        --------       ---------     --------
     Total current liabilities                           148,670          30,000      178,670
LONG-TERM DEBT, less current maturities                  212,000             ---      212,000
DEFERRED INCOME TAXES                                     11,874             ---       11,874
LONG-TERM LIABILITIES                                      7,061             ---        7,061
STOCKHOLDERS' EQUITY
  Preferred stock, $1 par value per share;
     authorized 2,000,000 shares; none issued                ---             ---          ---
  Common stock, no par value; authorized
     60,000,000 shares; 28,592,853 shares issued
     and 28,542,853 shares outstanding at
     September 30                                         74,035             ---       74,035
  Additional paid-in capital                             117,908             ---      117,908
  Retained earnings                                      177,717          18,000      195,717
                                                        --------       ---------     --------
                                                         369,660          18,000      387,660
Less common stock in treasury - at cost,
     50,000 shares                                          (977)            ---         (977)
                                                        --------       ---------     --------
                                                         368,683          18,000      386,683
                                                        --------       ---------     --------
     Total liabilities and stockholders' equity         $748,288       $  48,000     $796,288
                                                        ========       =========     ========

        The accompanying notes are an integral part of this pro forma financial statement.

                 KENT ELECTRONICS CORPORATION AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                          Twenty-Six Weeks Ended September 30, 2000
                                         -------------------------------------------
                                                           Pro Forma
                                          Historical      Adjustments     Pro Forma
                                         -------------   -------------   -----------

Net sales                                    $454,677          $   ---     $454,677
Cost of sales                                 360,473              ---      360,473
                                             --------    -------------     --------
Gross profit                                   94,204              ---       94,204
Selling, general and
  administrative expenses                      70,476              ---       70,476
                                             --------    -------------     --------
Operating profit                               23,728              ---       23,728
Other income (expense)
  Interest expense                             (5,385)             ---       (5,385)
  Other - net                                   2,841              ---        2,841
                                             --------    -------------     --------
Earnings from continuing operations
  before income taxes                          21,184              ---       21,184
Income taxes                                    8,472              ---        8,472
                                             --------    -------------     --------
Earnings from continuing operations          $ 12,712          $   ---     $ 12,712
                                             ========    =============     ========

Earnings per common share from
  continuing operations:
  Basic                                          $.45          $   ---         $.45
                                             ========    =============     ========
  Diluted                                        $.43          $   ---         $.43
                                             ========    =============     ========
Weighted average shares:
  Basic                                        28,446           28,446       28,446
                                             ========    =============     ========
  Diluted                                      29,636           29,636       29,636
                                             ========    =============     ========


        The accompanying notes are an integral part of this pro forma financial statement.

                 KENT ELECTRONICS CORPORATION AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                      Fiscal Year Ended April 1, 2000
                                  ----------------------------------------
                                                  Pro Forma
                                  Historical    Adjustments2    Pro Forma
                                  -----------   -------------   ----------
Net sales                           $993,938       $(251,101)    $742,837
Cost of sales                        824,694        (238,156)     586,538
                                    --------       ---------     --------
Gross profit                         169,244         (12,945)     156,299
Selling, general and
  administrative expenses            134,310         (12,017)     122,293
                                    --------       ---------     --------
Operating profit                      34,934            (928)      34,006
Other income (expense)
  Interest expense                   (10,470)             --      (10,470)
  Other - net                          5,579              --        5,579
                                    --------       ---------     --------
Earnings before income taxes          30,043            (928)      29,115
Income taxes                          11,792            (100)      11,692
                                    --------       ---------     --------
Net earnings                        $ 18,251       $    (828)    $ 17,423
                                    ========       =========     ========

Earnings per common share:
  Basic                                 $.65       $    (.03)        $.62
                                    ========       =========     ========
  Diluted                               $.63       $    (.03)        $.60
                                    ========       =========     ========
Weighted average shares:
  Basic                               28,062          28,062       28,062
                                    ========       =========     ========
  Diluted                             28,888          28,888       28,888
                                    ========       =========     ========


        The accompanying notes are an integral part of this pro forma financial statement.

                 KENT ELECTRONICS CORPORATION AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


1. Adjustment to record the proceeds, including notes receivable recorded as other current assets, collected from the sale of K*TEC, to eliminate the net assets of K*TEC held for sale as of September 30, 2000, and to accrue estimated liabilities associated with the transaction.

2. Adjustment to eliminate the results of K*TEC for the fiscal year ended April 1, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 20, 2000          KENT ELECTRONICS CORPORATION


                                    By:    /s/ Stephen J. Chapko
                                         ------------------------
                                         Stephen J. Chapko
                                         Chief Financial Officer